Exhibit 24

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Cynthia M. Egnotovich
hereby constitute and appoint Hubertus M. Muehlhaeuser, John O. Stewart and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Manitowoc Foodservice, Inc. (the “Company”) to the Registration Statement on Form S-1, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer and sale of shares of the Common Stock, par value $0.01 per share, of the Company pursuant to the Manitowoc Foodservice, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
WITNESS my hand this 1st day of March, 2016.
/s/ Cynthia M. Egnotovich
Cynthia M. Egnotovich

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Dino Bianco
hereby constitute and appoint Hubertus M. Muehlhaeuser, John O. Stewart and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Manitowoc Foodservice, Inc. (the “Company”) to the Registration Statement on Form S-1, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer and sale of shares of the Common Stock, par value $0.01 per share, of the Company pursuant to the Manitowoc Foodservice, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
WITNESS my hand this 28th day of February, 2016.
/s/ Dino Bianco
Dino Bianco

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Joan K. Chow
hereby constitute and appoint Hubertus M. Muehlhaeuser, John O. Stewart and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Manitowoc Foodservice, Inc. (the “Company”) to the Registration Statement on Form S-1, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer and sale of shares of the Common Stock, par value $0.01 per share, of the Company pursuant to the Manitowoc Foodservice, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
WITNESS my hand this 2nd day of March, 2016.
/s/ Joan K. Chow
Joan K. Chow

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Thomas D. Davis
hereby constitute and appoint Hubertus M. Muehlhaeuser, John O. Stewart and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Manitowoc Foodservice, Inc. (the “Company”) to the Registration Statement on Form S-1, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer and sale of shares of the Common Stock, par value $0.01 per share, of the Company pursuant to the Manitowoc Foodservice, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
WITNESS my hand this 28th day of February, 2016.
/s/ Thomas D. Davis
Thomas D. Davis

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Timothy J. Fenton
hereby constitute and appoint Hubertus M. Muehlhaeuser, John O. Stewart and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Manitowoc Foodservice, Inc. (the “Company”) to the Registration Statement on Form S-1, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer and sale of shares of the Common Stock, par value $0.01 per share, of the Company pursuant to the Manitowoc Foodservice, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
WITNESS my hand this 29th day of February, 2016.
/s/ Timothy J. Fenton
Timothy J. Fenton

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Andrew Langham
hereby constitute and appoint Hubertus M. Muehlhaeuser, John O. Stewart and Maurice D. Jones, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Manitowoc Foodservice, Inc. (the “Company”) to the Registration Statement on Form S-1, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer and sale of shares of the Common Stock, par value $0.01 per share, of the Company pursuant to the Manitowoc Foodservice, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
WITNESS my hand this 2nd day of March, 2016.
/s/ Andrew Langham
Andrew Langham